EXHIBIT (8)(a)(12)

Amendment No. 46 to Participation Agreement

(TST)

AMENDMENT NO. 46 TO

PARTICIPATION AGREEMENT AMONG

TRANSAMERICA SERIES TRUST,

TRANSAMERICA LIFE INSURANCE COMPANY,

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, AND

MONUMENTAL LIFE INSURANCE COMPANY

The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among Transamerica Series Trust (the “Fund”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), and Monumental Life Insurance Company (“Monumental”), (herein collectively, “the Companies”), is hereby amended as as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

AMENDED SCHEDULE A

Effective December 30, 2011

Account(s), Policy(ies) and Portfolio(s)

Subject to the Participation Agreement

Accounts:	Separate Account VA B
Separate Account VA BNY
Mutual Fund Account
Separate Account VA A
Separate Account VA C
Separate Account VA CC
Separate Account VA D
Separate Account VA EE
Retirement Builder Variable Annuity Account
TFLIC Separate Account C
Separate Account VUL-A
TFLIC Series Life Account
TFLIC Series Annuity Account
Separate Account VA E
Separate Account VA F
Separate Account VUL-1 of Transamerica Life Insurance Company
Separate Account VUL-2 of Transamerica Life Insurance Company
Separate Account VUL-3 of Transamerica Life Insurance Company
Separate Account VUL-4 of Transamerica Life Insurance Company
Separate Account VUL-5 of Transamerica Life Insurance Company
Separate Account VUL-6 of Transamerica Life Insurance Company
Separate Account VA-8
Separate Account VA J
TA PPVUL 1
Separate Account VA K
Separate Account VA-2LNY
Separate Account VA-2L
Separate Account VL A
AES Private Placement VA Separate Account
Separate Account VA L
Separate Account VA P
PFL Corporate Account One
Separate Account VA R
Accounts (continued):	Separate Account VA S

Separate Account VA Q
Separate Account VA HNY
Separate Account VA QNY
Separate Account VA W
Separate Account VA WNY
Separate Account VA YNY
TFLIC Separate Account VNY
Separate Account VA X
Separate Account VA Y
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VL
Transamerica Occidental Separate Account Two
Transamerica Corporate Separate Account Sixteen
Separate Account Fund B
Separate Account Fund C
Separate Account VA PP
Separate Account VA FF
Separate Account VA HH
Separate Account VA QQ
Variable Life Account A
Separate Account V A M
Separate Account V A N

Policies:	Transamerica LandmarkSM Variable Annuity
Transamerica LandmarkSM NY Variable Annuity
The Atlas Portfolio Builder Variable Annuity
Transamerica ExtraSM Variable Annuity
Transamerica Access Variable Annuity
Retirement Income Builder II Variable Annuity
Advisor’s Edge® Variable Annuity
Advisors’s Edge Select® Variable Annuity
Advisor’s Edge® NY Variable Annuity
Legacy Builder Plus
TFLIC Financial Freedom Builder
Transamerica Elite
Privilege Select Variable Annuity
Estate Enhancer Variable Life
TransMark Optimum Choice® Variable Annuity
TFLIC Freedom Elite Builder
TFLIC Freedom PremierSM
Immediate Income Builder II
Premier Asset Builder Variable Annuity
TFLIC Freedom Wealth Protector
Advantage V
Retirement Income Builder Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Advisor’s Edge Select Private Placement
Transamerica Preferred Advantage Variable Annuity
Portfolio Select Variable AnnuitySM
Flexible Premium Variable Annuity - A
Flexible Premium Variable Annuity - B

Policies (continued):
Flexible Premium Variable Annuity – C
Flexible Premium Variable Annuity – D
Flexible Premium Variable Annuity - E
Flexible Premium Variable Annuity – G
TFLIC Freedom Elite Builder II
Flexible Premium Variable Annuity – H
Advisor’s Edge® NY Variable Annuity
Flexible Premium Variable Annuity – I
Flexible Premium Variable Annuity –J
Flexible Premium Variable Annuity - N
Flexible Premium Variable Annuity - O
Flexible Premium Variable Annuity – P
Flexible Premium Variable Annuity – R
Flexible Premium Variable Annuity - S
Flexible Premium Variable Annuity - T
Transamerica FreedomSM Variable Annuity
TransAccumulator® VUL
TransAccumulator® VUL II
TransUltra® VUL
Transamerica Classic® Variable Annuity (NY)
Transamerica Classic® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Bounty® Variable Annuity
Inheritance Builder Plus
TransEquity®
TransEquity II
Advantage VI
Advantage SE
Advantage X
TransSurvivorSM VUL
Transamerica Lineage®
Transamerica Tribute®
Fund B
Fund C
The One® Income AnnuitySM
MEMBERS® LandmarkSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity
MEMBERS® ExtraSM Variable Annuity
MEMBERS® LibertySM Variable Annuity
Transamerica SecurePath® for Life Product
Variable Protector
Flexible Premium Variable Annuity - U
Flexible Premium Variable Annuity - V

Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.

Transamerica AEGON Active Asset Allocation – Conservative VP

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

Transamerica AEGON Active Asset Allocation – Moderate VP

Transamerica AEGON High Yield Bond VP

Portfolios (continued):

Transamerica AEGON Money Market VP

Transamerica AEGON U.S. Government Securities VP

Transamerica AllianceBernstein Dynamic Allocation VP

Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation - Moderate VP

Transamerica Asset Allocation - Moderate Growth VP

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Large Cap Value VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica Efficient Markets VP

Transamerica Hanlon Balanced VP

Transamerica Hanlon Growth VP

Transamerica Hanlon Growth and Income VP

Transamerica Hanlon Income VP

Transamerica Index 35 VP

Transamerica Index 50 VP

Transamerica Index 75 VP

Transamerica Index 100 VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Balanced Allocation VP (Not currently offering Initial Class Shares)

Transamerica Madison Conservative Allocation VP (Not currently offering Initial Class Shares)

Transamerica Madison Diversified Income VP (Not currently offering Initial Class Shares)

Transamerica Madison Large Cap Growth VP (Not currently offering Initial Class Shares)

Transamerica Madison Moderate Growth Allocation VP (Not currently offering Initial Class Shares)

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Active International Allocation VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica Multi-Managed Large Cap Core VP

Transamerica PIMCO Real Return TIPS VP

Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP (Not currently offering Initial Class Shares)

Transamerica Systematic Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica Third Avenue Value VP

Transamerica WMC Diversified Growth VP

Transamerica WMC Diversified Growth II VP (Not currently offering Service Class Shares)

3.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative.

TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Christopher A. Staples	By:	/s/ Steven R. Shepart
	Christopher A. Staples		Steven R. Shepard
Title:	Vice President	Title:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY		MONUMENTAL LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Steven R. Shepart	By:	/s/ Steven R. Shepard
	Steven R. Shepard		Steven R. Shepard
Title:	Vice President	Title:	Vice President